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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 25, 2000




                             NABISCO HOLDINGS CORP.
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             (Exact Name of Registrant as Specified in its Charter)



             Delaware                     1-13566               13-3077142
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(State or Other Jurisdiction of  (Commission File Number)    (IRS Employer
Incorporation or Organization)                               Identification No.)




             7 Campus Drive                                   07054
        Parsippany, New Jersey                       ------------------------
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(Address of Principal Executive Offices)





                                 (212) 258-5600
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              (Registrant's telephone number, including area code)



                                      None
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          (Former Name or Former Address, if Changed Since Last Report)




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      ITEM 5.          Other Events.

      See the attached press release dated June 25, 2000 announcing the signing of definitive agreements for the sale of the Company and Nabisco Group Holdings Corp.

      ITEM 7(c).  Exhibits.

      99.1        Press Release dated June 25, 2000.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 28, 2000

                                   NABISCO HOLDINGS CORP.


                                   By:         /s/ James A. Kirkman, III
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                                      Name:    James A. Kirkman, III
                                      Title:   Executive Vice President, General
                                               Counsel and Secretary



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